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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported) - April 28, 2000


                              HUDSON UNITED BANCORP
                              ---------------------
               (Exact Name of Registrant as Specified in Charter)


                                   NEW JERSEY
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                 (State or Other Jurisdiction of Incorporation)

                  1-10699                      22-2405746
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           (Commission File Number) (IRS Employer Identification No.)

               1000 MacArthur Boulevard, Mahwah, New Jersey 07430
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                    (Address of Principal Executive Offices)

                                 (201) 236-2600
                                 --------------
                         (Registrant's Telephone Number)


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Item 5. Other Events
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On April 28, 2000,  Hudson United  Bancorp  ("Hudson")  and Dime  Bancorp,  Inc.
("Dime") issued a joint press release announcing the termination of their pending merger agreement. The press release is attached as an Exhibit to this Current Report on Form 8-K.

Also on April 28, 2000, Hudson and Dime entered into a Termination, Option Cancellation and Settlement Agreement (the "Termination Agreement"). The Termination Agreement is attached as an Exhibit to this Current Report on Form 8-K.

Item 7. Exhibits
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         Exhibit 99.1 - Press Release dated April 28, 2000.

         Exhibit 99.2  - Termination, Option Cancellation and Settlement
                         Agreement dated April 28, 2000.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registration has duly caused this report to be signed on its behalf by the undersigned thereto duly authorized.

                                              HUDSON UNITED BANCORP

                                              D. LYNN VAN BORKULO-NUZZO
Dated: May 1, 2000                       By: __________________________
                                              D. Lynn Van Borkulo-Nuzzo
                                              Executive Vice President and
                                              Corporate Secretary